                                                               Exhibit No. 10.48

                                                               Execution Version


================================================================================

                BANPU GAS BACK-UP CAPITAL CONTRIBUTION GUARANTEE

                                       by

                                 EME TRI GEN BV

                                      and

                            EDISON MISSION ENERGY,
                                  Guarantors

                                  in favor of

                           TRI ENERGY COMPANY LIMITED

                                      and

                            THE SANWA BANK, LIMITED,
                            as Equity Facility Agent

================================================================================

               BANPU GAS BACK-UP CAPITAL CONTRIBUTION GUARANTEE

         THIS BANPU GAS BACK-UP CAPITAL CONTRIBUTION GUARANTEE (this "Back-up
                                                                      -------
Guarantee"), dated as of June 30, 1998, is made by EME Tri Gen BV, a corporation
---------
organized and validly existing under the laws of The Netherlands ("ETG" or the "Sponsor"), having its principal address at Croeselaan 18, 3521 CB Utrecht, The Netherlands, and Edison Mission Energy, a corporation organized and validly existing under the laws of the State of California ("EME" and together with ETG, the "Guarantors"), having its principal address at 18101 Von Karman Ave., Suite
     ----------
1700, Irvine California 92612-1046 U.S.A., in favor of Tri Energy Company Limited, a limited liability company organized and existing under the laws of Thailand (the "Borrower"), having its registered address at 16th Fl., Grand
               --------
Amarin Tower, New Petchburi Road, Ratchathewi, Bangkok, 10320 Thailand and The Sanwa Bank, Limited, a banking institution organized under the laws of Japan, acting by and through its Tokyo head office, as Equity Facility Agent (in such capacity, together with its successors and assigns in such capacity, the "Equity
                                                                          ------
Facility Agent") for the Equity Bridge Lenders under the Financing Documents.
--------------

     WITNESSETH:
     ----------

         A.  The Guarantors. ETG is a Shareholder of the Borrower. EME is the
             --------------
Ultimate Parent of ETG.

         B.  Common Terms Agreement. The Borrower has entered into that certain
             ----------------------
Amended and Restated Common Terms Agreement, dated as of June 30, 1998, among the Borrower, Credit Suisse First Boston, as Documentation and Coordination Agent and Syndication Agent, the Sanwa Bank, Limited, as Facility Agent, Equity Facility Agent, Offshore Collateral Agent and Technical Agent, Tokyo-Mitsubishi International (Singapore) Ltd., as Insurance Agent, The Sumitomo Bank, Limited, as Onshore Collateral Agent, Citibank, N.A., as a Letter of Credit Facility Lender and a Working Capital Facility Lender, Siam City Bank Public Company Limited, as Guarantee Facility Lender and a Working Capital Facility Lender, The Industrial Finance Corporation of Thailand, as a Working Capital Facility Lender, and NationsBank, N.A., as a Letter of Credit Facility Lender, and all financial institutions and trusts that from time to time become Lenders pursuant to the terms of the Credit Agreement. The Common Terms Agreement sets forth certain common provisions regarding the Loans, including (i) the conditions precedent to the initial drawdown and conditions precedent to subsequent drawdowns of the Credit Facilities and the conditions precedent to the Credit Facility Conversion, (ii) representations and covenants of the Borrower running in favor of the Financing Parties, (iii) common Events of Default, and (iv) reporting and insurance requirements for the Project.

         C.  Financing Documents. The Borrower has entered into (i) that certain
             -------------------
Equity Bridge Loan Credit Agreement with the Equity Bridge Lenders, the Documentation and Coordination Agent, the Facility Agent, the Equity Facility Agent and Banpu Gas (solely for purposes of Section 2.5.3 thereof), pursuant to
                                            -------------
which the Equity Bridge Lenders will provide Equity Bridge Loans to the Borrower during the construction phase of the Project, which are to be guaranteed by the Capital Contribution Guarantees, including this Back-up Guarantee, (ii) the Credit Agreements with the Lenders and the Agents party thereto, and (iii) certain other Financing Documents.

         D.  Other Capital Contribution Guarantees. In addition to this Back-up
             -------------------------------------
Guarantee, (i) Shareholder Banpu Gas and its Ultimate Parent BANPU Public Company Limited have entered into the Banpu Gas Capital Contribution Guarantee pursuant to which they have jointly and severally guaranteed to make capital contributions to the Borrower equal to thirty seven point five percent (37.5%) of all amounts due under the Equity Bridge Loan Credit Agreement as of the Equity Bridge Loan Repayment Date, (ii) Shareholder TTEC I and its Ultimate Parent Texaco, Inc. have entered into the TTEC I Capital Contribution Guarantee pursuant to which they have jointly and severally guaranteed to make capital contributions to the Borrower equal to thirty seven point five percent (37.5%) of all amounts due under the Equity Bridge Loan Credit Agreement as of the Equity Bridge Loan Repayment Date, and (iii) ETG and EME have entered into the separate ETG Capital Contribution Guarantee pursuant to which they have jointly and severally guaranteed to make capital contributions to the Borrower equal to twenty five percent (25%) of all amounts due under the Equity Bridge Loan Credit Agreement as of the Equity Bridge Loan Repayment Date.

         E.  Back-up Capital Contribution Guarantee. Banpu Gas and BANPU Public
             --------------------------------------
Company Limited have requested, and ETG and EME have agreed to provide, this Back-up Guarantee to guarantee on a back-up basis a portion of the amount guaranteed on a first demand basis by Banpu Gas and BANPU Public Company Limited pursuant to the Banpu Gas Capital Contribution Guarantee.

         F.  Condition to Lending. It is a condition precedent to the Equity
             --------------------
Bridge Lenders' obligation to make the Equity Bridge Loan Facility available to the Borrower under the Common Terms Agreement and the Equity Bridge Loan Credit Agreement and the Lenders' obligations to make the other Credit Facilities available to the Borrower under the Common Terms Agreement and the other Credit Agreements that the Guarantors enter into this Back-up Guarantee.

     AGREEMENT
     ---------

         NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, receipt of which is hereby acknowledged, and as an inducement to the Equity Bridge Lenders to enter into the Equity Bridge Loan Credit Agreement with the Borrower, and to the Lenders to enter into all other Financing Documents, the Guarantors hereby agree as follows:

         1.      Capitalized Terms. Capitalized terms used but not otherwise
                 -----------------
defined herein shall have the respective meanings given them in Section 1 of
Schedule 1 to the Common Terms Agreement, and the Principles of Construction contained in Section 2 of Schedule 1 to the Common Terms Agreement shall apply hereto.

         2.       Guarantee of Obligations.
                  -------------------------

              (a) The Guarantors hereby, jointly and severally, unconditionally and irrevocably guarantee to the Equity Bridge Lenders and the Equity Facility Agent (for the benefit of the Equity Bridge Lenders) to make on or before the Equity Bridge Loan Repayment Date, whether by acceleration or otherwise, aggregate capital contributions to the Capital Contributions Account of the Borrower equal to an amount (the "Guaranteed Obligations") which shall be
                                  ----------------------
calculated as follows:

                   37.5% of the Equity Bridge Loan Repayment Amount
            less   (Banpu Gas Pledged Deposit Amount + Accrued Interest)
            less   Banpu Gas Additional Capital Contribution Amount
            -------------------------------------------------------
            =      Guaranteed Obligations
     Where,

     "37.5%" means thirty seven point five percent;
      -----

     "Equity Bridge Loan Repayment Amount" means the amount in Dollars of all
      -----------------------------------
      obligations of the Borrower under the Equity Bridge Loan Credit Agreement and allocable to the Equity

     Bridge Loans under any other applicable Financing Documents (but, for the avoidance of doubt, not including (i) any obligations by the Borrower in favor of the Offshore Lenders to repay amounts drawn from the Offshore Loans and used to pay interest due on the Equity Bridge Loans, or (ii) any amounts owed by the Borrower to any Hedge Provider under Interest Rate Hedging Agreements entered into by the Borrower with respect to the Equity Bridge Loans) whether for interest, fees, expenses or otherwise, together with all expenses incurred by the Equity Facility Agent or the Equity Bridge Lenders in enforcing any of such obligations or the terms hereof, including reasonable fees and expenses of legal counsel, but specifically limited solely to amounts due to the Equity Facility Agent and the Equity Bridge Lenders and not to include any amounts owed by the Borrower to other Persons under or based upon any other Financing Documents;

     "Banpu Gas Pledged Deposit Amount" means $18,000,000, the amount pre-funded
      --------------------------------
     by Banpu Gas for capital contributions to the Borrower and deposited with the Equity Facility Agent on the date of Financial Close pursuant to the terms of the Equity Bridge Loan Credit Agreement, the Disbursement Agreement, and the Singapore Security Document, whether or not such Banpu Gas Pledged Deposit Amount is applied to repayment of the Equity Bridge Loans;

     "Accrued Interest" means any interest in Dollars which has accrued on the
      ----------------
     Banpu Gas Pledged Deposit Amount held by the Equity Facility Agent from the date of Financial Close and continuing to, but not including, the Equity Bridge Loan Repayment Date in accordance with the terms of the Equity Bridge Loan Credit Agreement and the Singapore Security Document, whether or not such Accrued Interest is applied to repayment of the Equity Bridge Loans; and

     "Banpu Gas Additional Capital Contribution Amount" means the amount in
      ------------------------------------------------
     Dollars of (i) any capital contributions to the Borrower made by Banpu Gas or any Person on behalf of Banpu Gas to the Capital Contributions Account of the Borrower on or before the Equity Bridge Loan Repayment Date, plus
                                                                         ----
     (ii) without duplication of any amount set forth in the foregoing clause
     (i), any amounts actually paid under the Banpu Gas Capital Contribution Guarantee.

              (b) It is acknowledged and agreed that the Equity Facility Agent has sole custody of the Banpu Gas Pledged Deposit Amount. The Guarantors do not have any control over or rights in the Banpu Gas Pledged Deposit Amount, and, notwithstanding any other provision of this Back-up Guarantee, the Guaranteed Obligations of the Guarantors hereunder shall not be increased or otherwise affected if, for any reason, any portion of the Banpu Gas Pledged Deposit Amount plus the Accrued Interest is not applied to repayment of the Equity Bridge Loans.

              (c) The Guarantors agree that: (i) if for any reason whatsoever the Borrower fails or is unable duly, punctually and fully to pay any such Guaranteed Obligations, (ii) if the Equity Facility Agent shall have made a prior written demand upon Banpu Gas and BANPU Public Company Limited for payment of capital contributions to the Borrower they owe pursuant to the terms of the Banpu Gas Capital Contribution Guarantee, and (iii) if five (5) Business Days after the date of such demand the amount owed under the Banpu Gas Capital Contribution Guarantee shall not have been paid in full, the Guarantors shall, upon further written demand by the Equity Facility Agent (acting at the instructions of the Equity Bridge Lenders), make aggregate capital contributions to the Borrower in the amount of such Guaranteed Obligations by deposit of such capital contributions into the Capital Contributions Account within five (5) Business Days after the date of demand, without regard to any exercise or non-exercise by the Equity Facility Agent or the Equity Bridge Lenders of any other right, remedy, power or privilege under or in respect of the Equity Bridge Loan Credit Agreement or any other Financing Document against the Borrower.

              (d) The Borrower acknowledges and agrees that, upon receipt of such capital contributions from a Guarantor, the Offshore Collateral Agent shall be obligated to transfer immediately to the Equity Facility Agent the amount of such capital contributions in payment of the Guaranteed Obligations pursuant to
Section 2.1.8 of the Disbursement Agreement to enable the Borrower to repay the Equity Bridge Loans. Each payment made by a Guarantor pursuant to this Section 2(a) in respect of the Guaranteed Obligations shall be deemed to be a capital contribution by the Sponsor to the Borrower. Upon receipt of such capital contribution, the Borrower agrees promptly to issue shares of its Capital Stock to the Sponsor in respect of such capital contribution, in accordance with
Section 5.2 of the Shareholders' Agreement and the Charter Documents, and the Sponsor shall, and EME shall cause the Sponsor to, execute Pledge Agreements with respect to such shares of Capital Stock; provided, however, that the
                                              --------  -------
failure of the Borrower to deliver such shares of Capital Stock shall not excuse the Guarantors' obligations hereunder.

              (e) The obligations of the Guarantors under this Back-up Guarantee are, except as otherwise expressly set forth herein, the Guarantors' primary obligations and are an absolute, unconditional, continuing and irrevocable guarantee of payment and not of collectibility or performance and are, except for the obligation of the Equity Facility Agent to make a prior written demand upon Banpu Gas and BANPU Public Company Limited pursuant to the Banpu Gas Capital Contribution Guarantee for a five (5) Business Day period as set forth in Sections 2(c)(ii) and (iii), in no way conditioned on or contingent upon any attempt to enforce in whole or in part the Borrower's obligations under the Equity Bridge Loan Credit Agreement or the obligations of any Person under any of the other Financing Documents. The obligations of the Guarantors under this Back-up Guarantee are not, and shall not be, subject to any defense or right of set-off, counterclaim, deduction, diminution, abatement, recoupment, suspension, deferment or reduction or any other legal or equitable defense which the Guarantors have or hereafter may have, against any other Person (including the Borrower) for any reason whatsoever (including any action, failure to act or circumstance which constitutes, or might constitute or be construed as, an equitable or legal discharge of any or all of the Borrower's obligations under the Equity Bridge Loan Credit Agreement ); provided that nothing in this Back-up
                                           --------
Guarantee shall affect any right the Guarantors may have against any of the Equity Bridge Lenders or the Equity Facility Agent arising out of any gross negligence or willful misconduct of any such Person under the Equity Bridge Loan Credit Agreement, the Common Terms Agreement or this Back-up Guarantee. Each failure by the Borrower to pay any Guaranteed Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

              (f) Subject to Section 2(b), the Equity Facility Agent, acting pursuant to the Equity Bridge Loan Credit Agreement or the Equity Bridge Lenders may, at any time and from time to time without the consent of or notice to the Guarantors, except such notice as may be required by the Financing Documents or Applicable Law, which cannot be waived, without incurring responsibility to the Guarantors, without impairing or releasing the obligations of the Guarantors hereunder, upon or without any terms or conditions and in whole or in part, (i) change, by mutual agreement with the Borrower, the manner, place and terms of payment, or change or extend the time of payment of, renew or alter any Guaranteed Obligations or any obligations (including any hereunder) incurred directly or indirectly in respect hereof, or in any manner by mutual agreement with the Borrower modify, amend or supplement the terms of the Equity Bridge Loan Credit Agreement or any documents, instruments or agreements executed in connection therewith (other than any document to which either Guarantor is a party), and the guarantee herein undertaken shall apply to the Guaranteed Obligations as so changed, extended, renewed, modified, amended, supplemented or altered; (ii) exercise or refrain from exercising any rights against the Borrower or others (including the Guarantors), whether under the Financing Documents or otherwise, or otherwise act or refrain from acting; (iii) add or release any other guarantor or other Person from its obligations under any of the Financing Documents without obtaining the consent of the Guarantors, and without affecting or impairing the obligations of the Guarantors hereunder; (iv) settle or compromise any Guaranteed Obligations and/or any obligations and liabilities

(including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any obligations and liabilities which may be due to the Equity Bridge Lenders or others; (v) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner or in any order any property or assets by whomsoever pledged, transferred, or assigned to secure or howsoever securing the Guaranteed Obligations or any liabilities or obligations (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or any offset thereagainst; (vi) apply any sums by whomsoever paid or howsoever realized to the obligations of the Borrower under the Equity Bridge Loan Credit Agreement in the manner provided for therein regardless of what obligations and liabilities remain unpaid; (vii) consent to or waive any breach of, or any act, omission or default under, the Financing Documents or any of such other instruments or agreements, or with the mutual agreement of the Borrower and (when such Guarantor is a party thereto) each respective Guarantor, amend, modify or supplement the Financing Documents or any of such other instruments or agreements; and/or (viii) act or fail to act in any manner referred to in this Back-up Guarantee which may deprive the Guarantors of any right it may otherwise have had to subrogation or reimbursement against the Borrower to recover full indemnity for any payments made pursuant to this Back-up Guarantee or of its right of contribution against any other party.

              (g) No invalidity, irregularity or unenforceability of any or all of the obligations or liabilities hereby guaranteed shall affect, impair, or be a defense to this Back-up Guarantee.

              (h) This is a continuing guarantee and all obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The Guarantors hereby waive any right to revoke this Back-up Guarantee, and acknowledges that this Back-up Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. In the event that, notwithstanding the provisions of this
Section 2, this Back-up Guarantee shall be deemed revocable pursuant to
---------
Applicable Law, then any such revocation shall become effective only upon receipt by the Equity Facility Agent of written notice of revocation signed by the Guarantors. No revocation or termination hereof shall affect in any manner rights arising under this Back-up Guarantee with respect to Guaranteed Obligations arising prior to receipt by the Equity Facility Agent of written notice of such revocation or termination and the sole effect of revocation and termination hereof shall be to exclude from this Back-up Guarantee all Guaranteed Obligations thereafter arising which are unconnected with Guaranteed Obligations theretofore arising or transactions theretofore entered into.

              (i) Each Guarantor acknowledges and agrees that (i) it will benefit, directly and indirectly, if the Equity Bridge Lenders enter into the Equity Bridge Loan Credit Agreement with the Borrower and (ii) the obligations of such Guarantor hereunder are being incurred concurrently with the obligations of the Borrower under the Financing Documents.

              (j) The obligations of each Guarantor hereunder shall remain unchanged and in full force and effect in accordance with the terms hereof notwithstanding any transfer or other disposition of any interest (whether direct or indirect) in the Sponsor or any transfer or other disposition by the Sponsor of its interest in the Borrower.

              (k) Anything in this Back-up Guarantee or in any other Financing Document to the contrary notwithstanding, the maximum liability of each Guarantor under this Back-up Guarantee shall in no event exceed the amount that can be guaranteed by each Guarantor under applicable U.S. federal and state laws relating to the insolvency of debtors.

         3.  Waiver. To the fullest extent permitted by Applicable Law but
             ------
subject to Section 2(b), each Guarantor hereby expressly waives and relinquishes all rights and remedies accorded by Applicable Law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including (i) except for the obligation of the Equity Facility Agent to make a prior written demand upon Banpu Gas and BANPU Public Company Limited pursuant to the Banpu Gas Capital Contribution Guarantee for a five (5) Business Day period as set forth in Sections 2(c)(ii) and (iii), any right to require the Equity Facility Agent or the Equity Bridge Lenders to proceed against the Borrower or any other Person or to proceed against or exhaust any security held by the Equity Facility Agent, on behalf of the Equity Bridge Lenders, or by the Equity Bridge Lenders at any time or to pursue any other remedy in the Equity Facility Agent's or the Equity Bridge Lenders' power before proceeding against such Guarantor; (ii) any right to elect trial by jury, the benefit of the statute of limitations in any action hereunder or in any action for the collection or performance of any obligations hereunder or of the Borrower under the Equity Bridge Loan Credit Agreement; (iii) any defense to any indebtedness or obligation based on a statute of limitations (as to the time period within which an action may be brought); (iv) any defense that may arise by reason of the incapacity, lack of power or authority, dissolution, merger or termination of the Borrower or any other Person or the failure of the Equity Facility Agent or the Equity Bridge Lenders to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of the Borrower or any other Person; (v) any defense based on any act, failure to act, delay or omission whatsoever on the part of the Borrower, the Equity Facility Agent or the Equity Bridge Lenders or the failure of the Borrower, the Equity Facility Agent or the Equity Bridge Lenders to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under the Financing Documents, except for the obligation of the Equity Facility Agent to make a prior written demand upon Banpu Gas and BANPU Public Company Limited pursuant to the Banpu Gas Capital Contribution Guarantee for a five (5) Business Day period as set forth in Sections 2(c)(ii) and (iii); (vi) diligence, demand, presentment, protest and notice of any kind, including notice of acceptance of this Back-up Guarantee and of any obligation to which it applies or may apply, and notice of the existence, creation or incurrence of any new or additional indebtedness or obligation or of any default, indulgence, enforcement or other action or non-action on the part of the Borrower, any endorser or creditor of each Guarantor or the Borrower or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by the Equity Facility Agent, on behalf of the Equity Bridge Lenders, or the Equity Bridge Lenders as collateral or in connection with any obligations hereunder; (vii) any defense based upon an election of remedies by the Equity Facility Agent or the Equity Bridge Lenders, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of such Guarantor or the right of such Guarantor to proceed against the Borrower for reimbursement; (viii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (ix) any duty on the part of the Equity Facility Agent or the Equity Bridge Lenders to disclose to such Guarantor any facts that the Equity Facility Agent or the Equity Bridge Lenders may now or hereafter know about the Borrower, such Guarantor or any other Person, regardless of whether the Equity Facility Agent or the Equity Bridge Lenders have reason to believe that any such facts materially increase the risk beyond that which such Guarantor intends to assume, or have reason to believe that such facts are unknown to such Guarantor, or have a reasonable opportunity to communicate such facts to such Guarantor, since each Guarantor acknowledges that such Guarantor is fully responsible for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing on the risk of non-payment of any obligations and liabilities hereby guaranteed; (x) the fact that EME may at any time in the future transfer or dispose of all or part of its direct or indirect interest in the Sponsor and the Sponsor may at any time in the future transfer or dispose of all or part of its direct or indirect interest in the Borrower; (xi) any defense based on any change in the time, manner or place of any payment under, or in any other term of, the Equity Bridge Loan Credit Agreement or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of the Equity Bridge Loan Credit Agreement; and (xii) any defense based on any offset against any amounts which may be owed by any Person to such Guarantor for any reason whatsoever. No delay on the part of the Equity Facility Agent or the Equity Bridge Lenders in exercising any of their rights (including those hereunder) and no partial or single exercise thereof and no action or non-action by the Equity Facility Agent or the Equity Bridge Lenders, with or without notice to such Guarantor or anyone else, shall constitute a waiver of any rights or shall affect or impair this Back-up Guarantee.

         4.  Subrogation. Until the indefeasible payment and satisfaction in
             -----------
full of all Guaranteed Obligations or termination of this Back-up Guarantee pursuant to Section 18, each Guarantor agrees not to assert any claim or other
            ----------
rights which it may now have or hereafter acquire, directly or indirectly, against the Borrower that arise from the existence or performance of such Guarantor's obligations under this Back-up Guarantee, including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim, right or remedy of the Equity Facility Agent or the Equity Bridge Lenders against the Borrower or the Sponsor, or any security now or hereafter held by the Equity Facility Agent or the Equity Bridge Lenders, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including the right to take or receive from the Borrower or the Sponsor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights.

         5.  Bankruptcy.
             ----------
             (a) So long as any of the Guaranteed Obligations remain outstanding, the Guarantors shall not, without the prior written consent of the Equity Facility Agent, commence, or join with any other Person in commencing, any bankruptcy, reorganization, or insolvency proceeding against the Borrower. The obligations of the Guarantors under this Back-up Guarantee shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or arrangement of the Borrower, or by any defense which the Borrower may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

             (b) So long as any of the Guaranteed Obligations remain outstanding, to the extent of such Guaranteed Obligations, the Guarantors shall file, in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law, all claims which the Guarantors may have against the Borrower relating to any indebtedness of the Borrower to the Guarantors and each Guarantor hereby assigns to the Equity Facility Agent, on behalf of the Equity Bridge Lenders, all rights of such Guarantor thereunder. If the Guarantors do not file any such claim, the Equity Facility Agent, as attorney-in-fact for such party, is hereby authorized to do so in the name of the Guarantors or, in the Equity Facility Agent's discretion, to assign the claim to a nominee, to cause proofs of claim to be filed in the name of the Equity Facility Agent's nominee and to vote or otherwise deal with such party's interests in connection with or with respect to all matters in any proceeding. The foregoing power of attorney is coupled with an interest and cannot be revoked. The Equity Facility Agent or its nominee(s) shall have the sole right to accept or reject any plan proposed in any such proceeding and to take any other action, which a party filing a claim is entitled to take. In all such cases, whether in administration, bankruptcy or otherwise, the Person authorized to pay such a claim shall pay the same to the Equity Facility Agent, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Equity Facility Agent all of its rights to all such payments or distributions to which such Guarantor would otherwise be entitled; provided, however, that the
                                                  --------  -------
obligations hereunder shall not be satisfied except to the extent that the Equity Facility Agent receives cash by reason of any such payment or distribution. If the Equity Facility Agent receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Back-up Guarantee.

             (c) Without limiting the generality of any of the foregoing provisions of this Back-up Guarantee, each Guarantor irrevocably waives, to the fullest extent permitted by Applicable Law and for the benefit of, and as a separate undertaking with the Equity Facility Agent and each Equity Bridge Lender, any defense to the performance of this Back-up Guarantee which may be available to such Guarantor as a consequence of any proceeding seeking to adjudicate the Borrower as bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, protection, relief or composition of the Borrower or the debts of the Borrower under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors.

         6.  Subordination. Except as otherwise specifically provided in this
             -------------
Back-up Guarantee, all existing and future indebtedness of the Borrower to the Guarantors and the right of the Guarantors to withdraw any capital invested by the Guarantors in the Borrower, are hereby subordinated to the prior and indefeasible payment in full of all Guaranteed Obligations. Without the prior written consent of the Equity Facility Agent, such subordinated indebtedness shall not be paid or withdrawn in whole or in part, nor shall either Guarantor accept any payment of or on account of any such indebtedness or as a withdrawal of capital while this Back-up Guarantee is in effect. If any amount shall be paid to the Guarantors in violation of this Back-up Guarantee, and there are outstanding Guaranteed Obligations, such amount shall be deemed to have been paid to the Guarantors for the benefit of, and held in trust for the Equity Facility Agent and the Equity Bridge Lenders, and the Guarantors shall cause the same to be paid to the Equity Facility Agent for the benefit of the Equity Bridge Lenders immediately upon demand by the Equity Facility Agent to be credited and applied toward payment of the outstanding Guaranteed Obligations, whether matured or unmatured.

         7.  Taxes.
             -----

             (a) All sums payable by the Guarantors under this Back-up Guarantee shall be paid (i) free of any restriction or condition, (ii) free and clear of and (except to the extent required by law) without any deduction or withholding on account of any taxes, levies, imposts, duties or other charges of whatever nature (excluding taxes on the overall net income or franchise taxes imposed on the Equity Facility Agent or the Equity Bridge Lenders by the jurisdiction of their incorporation or in which their lending offices are located) (all such non-excluded taxes and other amounts being hereinafter referred to as "taxes") and (iii) without deduction or withholding (except to the extent required by Applicable Law) on account of any other amount, whether by way of setoff or otherwise.

             (b) If (i) either Guarantor is required by law to make any deduction or withholding on account of any such taxes or other amount as is referred to in Section 7(a) from any sum paid or payable by such Guarantor under
               ------------
this Back-up Guarantee or (ii) any other party to any of the Financing Documents (or any Person on its behalf) is required by Applicable Law to make any deduction or withholding from, or (except on account of taxes on the overall net income or franchise taxes imposed on the Equity Facility Agent or the Equity Bridge Lenders by their jurisdiction of incorporation or the jurisdiction in which their lending offices are located) any payment on or calculated by reference to the amount of, any sum payable by such Guarantor under this Back-up
Guarantee:

                  (w) each Guarantor shall notify the Equity Facility Agent of any such requirement or any change in any such requirement as soon as it becomes aware of it;

                  (x) each Guarantor shall pay any such taxes or other amount before the date on which penalties attach thereto, such payment to be made (if the liability is imposed on any other party to any of the Financing Documents) on behalf of and in the name of that party; and

                  (y) the sum payable by the Guarantors in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, that party receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment including additional income taxes payable as a consequence of the payment of any additional amounts) a net sum equal to what it would have received and so retained had no such deduction, withholding or payment been required or made.

         8.  Representations and Warranties of the Guarantors. The Guarantors
             ------------------------------------------------
make the representations and warranties contained in this Section 8 for the
                                                          ---------
benefit of the Equity Facility Agent and each Equity Bridge Lender. Each such representation and warranty shall be deemed made as of the date hereof, as of the date of Financial Close and as of the date of each subsequent Disbursement under the Equity Bridge Loan Credit Agreement, as applicable, except with respect to those representations and warranties which by their express terms relate solely to an earlier date. The representations and warranties contained herein shall survive the execution and delivery of this Back-up Guarantee.

              (a) Organization and Existence. Each Guarantor is a corporation
                  --------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the corporate power and authority to execute and deliver this Back-up Guarantee and to perform its obligations under this Back-up Guarantee and is in good standing in each jurisdiction material to the Project in which the character of the properties owned or leased by it or in which the transaction of its business as presently conducted or proposed to be conducted makes such qualification necessary or desirable.

              (b) Corporate Action. Each Guarantor has taken all necessary
                  ----------------
corporate action to authorize its execution and delivery of this Back-up Guarantee and the performance of its obligations under this Back-up Guarantee and this Back-up Guarantee has or by the date of Financial Close will have been duly authorized, executed and delivered.

              (c) Binding Effect. This Back-up Guarantee constitutes the legal,
                  --------------
valid and binding obligation of each Guarantor, enforceable against each Guarantor, in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

              (d) No Breach. The execution, delivery and performance of this
                  ---------
Back-up Guarantee by each Guarantor will not (i) violate any organizational documents of such Guarantor; (ii) require any consent or approval (including any approval of any Governmental Authority) which has not been obtained; (iii) result in any contravention or violation of any Applicable Law; or (iv) result in any contravention or violation or breach of any provision of, or constitute a default under, or result in the creation or imposition of any Lien on any of the assets of such Guarantor (except as contemplated hereunder) pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which such Guarantor is a party or which purports to be binding upon such Guarantor or upon any of its assets.

              (e) No Defaults. Neither Guarantor is in default under any term of
                  -----------
this Back-up Guarantee or any other agreement to which it is a party which could reasonably be expected to have a Material Adverse Effect.

              (f) No Litigation. There is no pending or, to its knowledge,
                  -------------
threatened, action or proceeding at law or in equity affecting either Guarantor before any court, Governmental Authority or arbitrator, which, if adversely determined, could, either individually or in the aggregate, reasonably be expected to materially impair its ability to perform the obligations under this Agreement.

              (g) Financial Statements. All financial statements of EME
                  --------------------
delivered in accordance with Section 3.1.16 or 5.4.3 of the Common Terms
                             --------------    -----
Agreement are and, in the case of financial statements to be delivered after the date hereof, will be, true, correct and complete in all respects as of the date of such statements.

              (h) Tax Information. Each Guarantor has filed, or caused to be
                  ---------------
filed, all tax and informational returns that are required to have been filed by it in all jurisdictions, which failure could reasonably be expected to have a Material Adverse Effect, and has paid all taxes shown to be due and payable on such returns and all any other taxes and assessments payable by it, to the extent the same have become due and payable (other than those taxes that it is contesting in good faith and by appropriate proceedings, with adequate, segregated reserves established for such taxes in accordance with generally accepted accounting principles in the jurisdiction of its incorporation, if applicable), the failure of which to pay could reasonably be expected to have a Material Adverse Effect. To the extent such taxes are not due, each Guarantor has established reserves that are adequate for the payment thereof and are as required by generally accepted accounting principles in the jurisdiction of its incorporation, except to the extent that the failure to establish such reserves would not be reasonably expected to have a Material Adverse Effect.

              (i) No Fees. Other than amounts that have been paid in full or
                  -------
will have been paid in full by the Borrower, the Sponsor or the Guarantors prior to Financial Close, no fees or taxes, including stamp, transaction, registration or similar taxes, are required to be paid in connection with the execution and delivery of this Back-up Guarantee.

              (j) Compliance with Applicable Law. None of the Guarantors or any
                  ------------------------------
of such Guarantor's officers, directors, employees, agents or affiliates, acting on such Guarantor's behalf, has taken any action in connection with the Project that violates any Applicable Laws, including the Corrupt Practices Laws, the violation of which could be reasonably expected to have a Material Adverse Effect.

              (k) Pension Plans.
                  -------------

                  (i) The withdrawal by either Guarantor or any of such Guarantor's Subsidiaries or any entity under common control within the meaning of Section 4001 of ERISA from all Multiemployer Plans in which they participate would not have a Material Adverse Effect on the consolidated financial condition of such Guarantor and its Subsidiaries taken as a whole.

                  (ii) Neither Guarantor has been notified that any Multiemployer Plan to which it or any of its Subsidiaries or any entity under common control within the meaning of Section 4001 contributed is either in reorganization or insolvent.

                  (iii) All single employer plans which are subject to ERISA maintained by either Guarantor, its Subsidiaries or any entity under common control within the meaning of Section 4001 of ERISA are in material compliance with all applicable requirements of ERISA. The sum of the value of all accrued benefits vested under all single employer plans as of December 31, 1996 did not exceed the value of the assets of such plans allocable to such vested benefits as determined by the plan actuaries.

              (l) Investment Company Act of 1940. Neither Guarantor is an
                  ------------------------------
"investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

              (m) Regulation. Neither of the Guarantors nor such Guarantor's
                  ----------
Affiliates is or will be, solely as a result of the participation by such party separately or as a group in the transactions contemplated hereby or by any other Financing Document, or as a result of the ownership, use or operation of the Project, subject to regulation by any Governmental Authority of the United States as a "public utility," an "electric utility," an "electric utility holding company," a "public utility holding company," a "holding company," or an "electric corporation" or a Subsidiary or Affiliate of any of the foregoing; provided,
                                                                   --------
however, that Edison International, the ultimate parent of EME, will continue to
-------
be subject to an annual reporting requirement and other requirements applicable to holding companies exempt under Section 3 of PUHCA, pursuant to Sections 3, 9(a)(2), 10, 16, 26, 32 and 33 of PUHCA, and that Southern California Edison Company, a wholly-owned subsidiary of Edison International and an Affiliate of EME, as a public utility company that is an "associate company" of a foreign utility company within the meaning of Section 2(a)(10) of PUHCA, may be subject to reporting requirements prescribed by the Securities and Exchange Commission pursuant to Section 33(e)(1) of PUHCA. The Guarantors are not subject to regulation as a "subsidiary company" or an "affiliate" of a holding company under (and as defined in) PUHCA. Neither Guarantor has taken any action which,
(i) if and so long as the owner and operator of the Project is an "exempt wholesale generator" under Section 32 of PUHCA, could reasonably be expected to result in the Project failing to meet the definition of an "eligible facility" under paragraph 32(a)(2) of PUHCA or (ii) if and so long as the owner and operator of the Project is a "foreign utility company" under Section 33 of PUHCA, could reasonably be expected to result in the Project not satisfying the requirements set forth in paragraph 33(a)(3) of PUHCA.

          (n) Margin Stock. No Guarantor is engaged in the business of extending
              ------------
credit for the purpose of purchasing or carrying margin stock within the meaning of Regulations G, T and X issued by the Board of Governors of the Federal Reserve System.

          (o) Conditions Precedent. Upon the execution and delivery hereof,
              --------------------
there are no conditions precedent to the effectiveness of this Back-up Guarantee that have not been satisfied or waived.

         9.  Covenants of the Guarantor. So long as any of the Guaranteed
             --------------------------
Obligations are outstanding, each Guarantor hereby covenants and agrees that it shall faithfully observe and fulfill, and shall cause to be observed and fulfilled, each and all of the following covenants:

          (a) Governmental Approvals. It will maintain in full force and effect
              ----------------------
all approvals or authorizations or Permits from any Governmental Authority that are required to be obtained by it with respect to this Back-up Guarantee (if any) and will obtain any that may become necessary in the future.

          (b) Compliance with Applicable Law. It will comply in all respects
              ------------------------------
with all Applicable Laws to which it may be subject, the noncompliance with which could be reasonably expected to have a Material Adverse Effect.

          (c) Financial Statements. As soon as available, EME will deliver to
              --------------------
the Facility Agent copies of the annual (which shall be audited) and quarterly financial statements (consisting of a balance sheet and the related statements of income and cash flows) in accordance with the requirements of Section 5.4.3
                                                                 -------------
of the Common Terms Agreement.

          (d) Litigation. Promptly, and in any event within five (5) Business
              ----------
Days after an Authorized Officer obtains knowledge thereof, each Guarantor will give to the Equity Facility Agent and the Facility Agent notice of the occurrence of any event or of any litigation or governmental proceeding pending
(i) against it or any of its Affiliates which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (e) Transfer of Interests. It shall not permit a Change of Control as
              ---------------------
a result of actions taken by the Sponsor in contravention of Section 6.19 of the
                                                             ------------
Common Terms

Agreement or a transfer of interests in contravention of Section 23.13 of the
                                                         -------------
Power Purchase Agreement.

          (f) Regulation. It shall not take any action which could reasonably be
              ----------
expected to result in (i) it being subject to regulation by any Governmental Authority of the United States as a "public utility," an "electric utility," an "electric utility holding company," a "public utility holding company," a "holding company," or an "electric corporation" or a Subsidiary or Affiliate of any of the foregoing, (ii) it being subject to regulation as a "subsidiary company" or an "affiliate" of a holding company under (and as defined in) PUHCA or (iii) if and so long as the owner and operator of the Project is an "exempt wholesale generator" under Section 32 of PUHCA, the Project failing to meet the definition of an "eligible facility" under paragraph 32(a)(2) of PUHCA, or, if and so long as the owner and operator of the Project is a "foreign utility company" under Section 33 of PUHCA, the Project is not satisfying the requirements set forth in paragraph 32(a)(3) of PUHCA; provided, however, that
                                                       --------  -------
Edison International, the ultimate parent of EME, will continue to be subject to an annual reporting requirement and other requirements applicable to holding companies exempt under Section 3 of PUHCA, pursuant to Sections 3, 9(a)(2), 10, 16, 26, 32 and 33 of PUHCA, and that Southern California Edison Company, a wholly-owned subsidiary of Edison International and an Affiliate of EME, as a public utility company that is an "associate company" of a foreign utility company within the meaning of Section 2(a)(10) of PUHCA, may be subject to reporting requirements prescribed by the Securities and Exchange Commission pursuant to Section 33(e)(1) of PUHCA.

          (g) Corporate Existence. Each Guarantor shall preserve and maintain in
              -------------------
full force and effect its corporate existence, rights (charter and statutory), franchises and privileges and qualify and remain qualified, as a corporation in good standing in each jurisdiction in which such qualification is from time to time necessary, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect; provided, however, that neither
                                          --------  -------
Guarantor shall be required to preserve any right, privilege or franchise if the board of directors thereof shall determine in good faith that such right, privilege or franchise is no longer useful in the conduct of the business of such Guarantor, and the loss thereof is not disadvantageous in any material respect to the Equity Facility Agent and the Equity Bridge Lenders.

          (h) Notice of Defaults. Promptly upon any Specified Officer (as
              ------------------
defined below) of either Guarantor obtaining knowledge thereof, such Guarantor shall give notice to the Equity Facility Agent of any development, including any litigation, investigation or proceeding affecting such Guarantor, which has a Material Adverse Effect, could reasonably be expected to have a Material Adverse Effect or, in the case of any litigation, investigation or other proceeding, which could, if adversely decided, reasonably be expected to have a Material Adverse Effect. For the purpose of this Section 9(h), the term "Specified
                                        ------------            ---------
Officer" shall mean the Chairman, any Vice Chairman, the President, the Chief
-------
Executive Officer, the Chief Financial Officer, any Senior Vice President, any Vice President, the Secretary, the Treasurer or equivalent officers of such Guarantor.

          (i) Merger, Acquisition or Sales of Assets. Neither Guarantor shall
              --------------------------------------
consolidate or merge into, or transfer its properties and assets substantially as an entirety to, another Person, unless (i) the surviving Person, if other than such Guarantor, or the transferee, assumes by supplemental agreement satisfactory in form and substance to the Equity Bridge Lenders all the Guaranteed Obligations and (ii) after giving effect to such assumption, there would not exist any Default or Event of Default.

          (j) Further Assurances. It will deliver such other documents and other
              ------------------
information reasonably requested by the Equity Facility Agent.

         10. Action by Equity Facility Agent.
             -------------------------------

          (a) The Equity Facility Agent shall be entitled to rely on any notice received by it from the Equity Bridge Lenders stating that an Event of Default shall have occurred under the Financing Documents and shall not be under any duty or responsibility to make any independent verification of such statement. Notwithstanding any provisions to the contrary in this Back-up Guarantee, if any action to be taken by the Equity Facility Agent under this Back-up Guarantee is to be taken on a day which is not a Business Day, such action shall be taken on the next succeeding Business Day.

          (b) Each Guarantor hereby agrees to pay all costs, including reasonable attorneys' fees, incurred with respect to the enforcement of such provisions of this Back-up Guarantee against such Guarantor, which enforcement costs, regardless of when incurred, shall be payable by such Guarantor on the earlier of (i) the date on which a judgment shall be obtained against such Guarantor with respect to this Back-up Guarantee and (ii) the date on which such Guarantor and the Equity Facility Agent shall have otherwise resolved (including by way of settlement) any dispute with respect to the enforcement of this Back-up Guarantee against such Guarantor.

         11. Successors and Assigns.
             ----------------------

          (a) This Back-up Guarantee shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors or permitted assigns.

          (b) Notwithstanding any transfer of its interests permitted under
Section 6.19 of the Common Terms Agreement, Section 23.13 of the Power Purchase
------------                                -------------
Agreement or any other provision of the Financing Documents, each Guarantor shall remain liable for any and all of its obligations under this Back-up Guarantee and shall not assign its obligations hereunder to any other Person without the written consent of the Required Equity Voting Parties, and any purported assignment in violation of this provision shall be void.

          (c) The Equity Facility Agent and any Equity Bridge Lender may transfer, assign or grant its rights hereunder in connection with an assignment or transfer of all or any part of its interest in the Guaranteed Obligations held by it to any other Person in accordance with the provisions of the Financing Documents; provided that any such assignee has agreed to be bound by
                     --------
the terms of the Financing Documents, including this Back-up Guarantee.

         12. Interpretation. The section headings in this Back-up Guarantee are
             --------------
for the convenience of reference only and shall not affect the meaning or construction of any provision hereof.

         13. Notices.  All notices and other communications provided for
             -------
hereunder shall be made in the English language and (a) in writing (including telecopier) and (b) telecopied or sent by overnight courier (if for inland delivery) or international courier (if for overseas delivery) to a party hereto at its address and contact number specified below, or at such other address and contact number as is designated by such party in a written notice to the other parties hereto or, if not specified below, at the address and contact number for such Person set forth in Schedule 16 of the Common Terms Agreement.
                         -----------

         All such notices and communications shall be effective (a) if sent by telecopier, when sent (on receipt of confirmation) and (b) if sent by courier,
(i) one day after timely deposit with an overnight courier if for inland delivery and (ii) five (5) days after timely deposit with an international courier if for overseas delivery; provided, however, that no notice or
                                  --------  -------
communication to any Lender or Agent shall be effective until received by such Lender or Agent.

            (a)   The address of EME is:

                  Edison Mission Energy
                  18101 Von Karman Ave., Suite 1700
                  Irvine California 92612-1046 U.S.A.
                  Attention:  General Counsel
                  Telephone No.: 1-949-752-5588
                  Telecopier No.: 1-949-752-1420

            (b)   The address of ETG is:

                  EME Tri Gen BV
                  Croeselaan 18
                  3521 CB Utrecht
                  The Netherlands
                  Attention:  Ms. Hetty Solberg
                  Telephone No.: 31-30-216-1944
                  Telecopier No.: 31-30-216-1250

            (c)   The address of TECO is:

                  Tri Energy Company Limited
                  1550 Grand Amarin Tower, 16th Floor
                  New Petchburi Road
                  Ratchathewi, Makkasan
                  Bangkok 10320 Thailand
                  Attention:  Khun Rawi Corsiri
                                      President
                  Telephone No.: (662) 207-0307
                  Telecopier No.: (662) 207-0315

            (d)   The address of the Equity Facility Agent is:

                  The Sumitomo Bank, Limited
                  11th Floor, Ramaland Building
                  952 Rama IV Road
                  Kwaeng Suriyawong
                  Khet Bangrak
                  Bangkok 10500
                  Thailand
                  Telephone No.: (662) 632-9210
                  Telecopier No.: (662) 632-9208
                  Attention: Mr. Anuphap Tharavanij, Assistant Vice President
                             Mr. Shouichi Yamashiro, Assistant Vice President

         14. Amendments. Notwithstanding anything contained herein that may be
             ----------
construed to the contrary, this Back-up Guarantee may be amended only in writing with the written consent of the Equity Facility Agent and each Guarantor.

         15. English Language. This Back-up Guarantee is made in the English
             ----------------
language. Any translation of this Back-up Guarantee not approved by the Equity Facility Agent shall have no legal validity.

         16. Jurisdiction.
             ------------

          (a) THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN THE CONFLICT OF LAWS RULES THEREOF (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY LEGAL ACTION OR PROCEEDING AGAINST EACH GUARANTOR WITH RESPECT TO THIS GUARANTEE, ANY CREDIT AGREEMENT, OR ANY OTHER FINANCING DOCUMENT (AS DEFINED IN
SCHEDULE 1 OF THE COMMON TERMS AGREEMENT) TO WHICH IT IS A PARTY MAY BE BROUGHT
----------
IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS GUARANTEE, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR AGREES THAT A JUDGMENT, AFTER EXHAUSTION OF ALL AVAILABLE APPEALS, IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND BINDING UPON IT, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION, INCLUDING BY A SUIT UPON SUCH JUDGMENT, A CERTIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE JUDGMENT. EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY ACTION OR PROCEEDING IN NEW YORK TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AN ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO SUCH GUARANTOR SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION ACCEPTABLE TO THE EQUITY FACILITY AGENT AND THE EQUITY BRIDGE LENDERS. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GUARANTOR AND CT CORPORATION SYSTEM, AT THEIR RESPECTIVE ADDRESSES SET FORTH ABOVE AND IN SECTION
                                                                         -------
13, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING
--
HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST SUCH GUARANTOR IN THAILAND OR IN ANY OTHER COURT OR TRIBUNAL HAVING JURISDICTION.

          (b) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS OR ANY OTHER FINANCING DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN SECTION 16(a) ABOVE AND HEREBY
                                              -------------
FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         17. Judgment Currency.
             -----------------

          (a) The Guarantors' obligations hereunder to make payments in Dollars (the "Obligation Currency") shall not be discharged or satisfied by any tender
      -------------------
or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Equity Facility Agent or the Equity Bridge Lenders, as applicable, of the full amount of the Obligation Currency expressed to be payable to such party under this Back-up Guarantee. If for the purpose of obtaining or enforcing judgment against the Guarantors in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the
                                -----------------
Obligation Currency, the conversion shall be made, at the Dollar Equivalent, in the case of Baht, and, in the case of other currencies, at the rate of exchange (as quoted by the Facility Agent which shall be market competitive or if the Facility Agent fails to quote a rate of exchange on such currency, by a known dealer in such currency designated by the Facility Agent) determined, in each case, as of the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").
                                ---------------------------------

          (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantors covenant to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining the Dollar Equivalent or rate of exchange under this Section 17, such amounts shall include any premium and costs
                    ----------
payable in connection with the purchase of the Obligation Currency.

         18. Termination: Reinstatement of Guarantee.
             ---------------------------------------

          (a) Subject to the provisions of Section 18(b), this Back-up Guarantee
                                           -------------
shall terminate upon the indefeasible payment and satisfaction in full of all Guaranteed Obligations and termination of all Commitments under the Equity Bridge Loan Facility.

          (b) Notwithstanding the provisions of Section 18(a), this Back-up
                                                -------------
Guarantee shall be reinstated if at any time following the termination of this Back-up Guarantee under Section 18(a), any payment by each Guarantor under this
                        -------------
Back-up Guarantee is rescinded or must otherwise be returned by the Equity Facility Agent or any other Person upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of such Guarantor or otherwise, and is so rescinded or returned to the Person making such payment, all as though such payment had not been made. Such period of reinstatement shall continue until satisfaction of the conditions contained in, and shall continue to be subject to, the provisions hereof, including this Section 18.
                                                  ----------

         19. Interest. Any amount required to be paid by the Guarantors pursuant
             --------
to the terms hereof shall bear interest at the Default Rate or the maximum rate permitted by law, whichever is less, from the date due until paid in full.

         20. Entire Agreement. This Back-up Guarantee, including the documents
             ----------------
referred to herein, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings of the parties hereto relating to the subject matter herein contained.

         21. Execution in Counterparts. This Back-up Guarantee may be signed in
             -------------------------
one or more duplicate counterparts, and when executed and delivered by all of the parties listed below shall constitute a single binding agreement. Any party hereto may execute this Back-up Guarantee by signing any such counterpart (including by facsimile). Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same counterpart.

         22. Severability. Any provision of this Back-up Guarantee which is
             ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, but shall not invalidate the remaining provisions of this Back-up Guarantee or affect such provision in any other jurisdiction.

         23. Joint and Several Liability. The obligations of the Guarantors
             ---------------------------
under this Backup Guarantee shall be joint and several.

          IN WITNESS WHEREOF, each Guarantor has caused this Back-up Guarantee to be duly executed and delivered as of the day and year first written above.


                                                EDISON MISSION ENERGY,
                                                as a Guarantor

                                                By: /s/ ROBERT E. DRISCOLL
                                                   -----------------------
                                                Name: Robert E. Driscoll
                                                Title: Vice-President


                                                EME TRI GEN BV,
                                                as a Guarantor

                                                By: /s/ ROBERT E. DRISCOLL
                                                   -----------------------
                                                Name: Robert E. Driscoll
                                                Title: Attorney


AGREED AND ACCEPTED:

THE SANWA BANK, LIMITED, as
Equity Facility Agent for the
Equity Bridge Lenders


By:
    ---------------------------
Name:
      -------------------------
Title:
       ------------------------


ACKNOWLEDGED AND AGREED as to Section 2 only:

TRI ENERGY COMPANY LIMITED,
as the Borrower

By: /s/ RAWI CORSIRI
   ----------------------------
Name:  RAWI CORSIRI
     --------------------------
Title: Director & President
      -------------------------
                                           [LOGO OF TRI ENERGY COMPANY LIMITED]

By:  /s/ MARTIN DENIS CONSIDINE
   ----------------------------
Name: MARTIN DENIS CONSIDINE
     --------------------------
Title: DIRECTOR
      -------------------------

    IN WITNESS WHEREOF, each Guarantor has caused this Back-up Guarantee to be duly executed and delivered as of the day and year first written above.

                                                        EDISON MISSION ENERGY,
                                                        as a Guarantor


                                                        By:
                                                            --------------------
                                                        Name: Robert E. Driscoll
                                                        Title: Vice-President


                                                        EME TRI GEN BV,
                                                        as a Guarantor


                                                        By:
                                                            --------------------
                                                        Name: Robert E. Driscoll
                                                        Title: Attorney




AGREED AND ACCEPTED:

THE SANWA BANK, LIMITED, as
Equity Facility Agent for the
Equity Bridge Lenders

By: /s/ Yoshihiro Kubo
   -----------------------
Name:  YOSHIHIRO KUBO
     ---------------------
Title: MANAGER
      --------------------

ACKNOWLEDGED AND AGREED as to Section 2 only:

TRI ENERGY COMPANY LIMITED.
as the Borrower

By:
   -----------------------
Name:
     ---------------------
Title:
      --------------------



By:
   -----------------------
Name:
     ---------------------
Title:
      --------------------